October 30, 2009

Supplement

SUPPLEMENT DATED OCTOBER 30, 2009 TO THE PROSPECTUS OF
MORGAN STANLEY EQUALLY-WEIGHTED S&P 500 FUND
Dated October 30, 2009

Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. ("Invesco"), a leading global investment management company. As a result, Morgan Stanley Investment Advisors Inc. ("MSIA"), the Fund's investment adviser, expects to propose to the Board of Trustees of the Fund that it approve a reorganization of the Fund into a newly organized mutual fund advised by an affiliate of Invesco. It is MSIA's current expectation that the newly organized Invesco fund will be managed by the same portfolio management team that currently manages the Fund. If approved by the Board of the Fund, the reorganization would be submitted to the shareholders of the Fund for their approval.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

VADSPT 10/09